Exhibit 10.51
THIRD AMENDMENT AGREEMENT
     This THIRD AMENDMENT AGREEMENT (this “Amendment”) is made as of the 15th day of December, 2006, by and among:
     (a) SYKES ENTERPRISES, INCORPORATED, a Florida corporation (“Borrower”);
     (b) the Lenders, as defined in the Credit Agreement, as hereinafter defined:
     (c) KEYBANK NATIONAL ASSOCIATION, as lead arranger, book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”); and
     (d) BNP PARIBAS, as documentation agent.
     WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit Agreement, dates as of March 15, 2004, that provides, among other things, for loans and letters of credit aggregating Fifty Million Dollars ($50,000,000), all upon certain terms and conditions (as amended and as the same may from time to time be further amended, restated or otherwise modified, the “Credit Agreement”);
     WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto; and
     WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement;
     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, Borrower, Agent and the Lenders agree as follows:
     1. Notice of Foreign Restructuring. Borrower has notified Agent and the Lenders that it plans to transfer one hundred percent (100%) of its ownership interests in Sykes Enterprises Incorporated S.L. (the “Spanish Entity”) to SEI International Services S.a.r.l., a company organized under the laws of Luxembourg, in order to simplify operations, reduce administrative costs and provide overall greater efficiencies among its Foreign Subsidiaries (the “2006 Foreign Restructuring”).
     2. Consent to 2006 Foreign Restructuring. Agent and the Lenders hereby consent to the 2006 Foreign Restructuring on the condition that no Default or Event of Default exists, or immediately after the completion of the 2006 Foreign Restructuring, will exist. This Amendment shall serve as evidence of such consent. The consent contained in this Amendment shall not be deemed to waive or amend any other provision of the Credit Agreement or the Loan Documents and shall not serve as consent to or amendment of any other matter prohibited by the terms and conditions of the Credit Agreement or other Loan Documents. All terms of the Credit Agreement and the other Loan documents remain in full force and effect and constitute the legal, valid, binding and enforceable obligations of Borrower to Agent and the Lenders.

     3. Amendment to Credit Agreement. The Credit Agreement is hereby amended to delete Schedule 3 (Pledged Securities) therefrom and to insert in place thereof a new Schedule 3 in the form of Schedule 3 hereto.
     4. Release of Security Interest Under Borrower Pledge Agreement. In connection with the 2006 Foreign Restructuring, effective as of December 15, 2006 Agent and the Lenders hereby release and terminate their security interest in the shares of the Spanish Entity, under the certain Pledge Agreement, dates as of March 15, 2004, by Borrower in favor of Agent, for the benefit of the Lenders.
     5. Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:
     (a) cause each Guarantor of Payment to execute the attached Acknowledgement and Agreement; and
     (b) pay all legal fees and expenses of Agent in connection with this Amendment.
     6. Representations and Warranties. Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.
     7. References to Credit Agreement. Each reference that is made in the Credit Agreement or any Related Writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Related Writing.
     8. Waiver. Borrower, by signing below, hereby waives and releases Agent and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     9. Counterparts. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.
     10. Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
     11. Severability. Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.
     12. Governing Law. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.
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     13. JURY TRIAL WAIVER. BORROWER, THE LENDERS AND AGENT, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERSIE, AMONG BORROWER, THE LENDERS AND AGENT, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.
     IN WITNESS WHEROF, the parties have executed and delivered this Amendment as of the date first set forth above.

SYKES ENTERPRISES, INCORPORATED
By:	/s/ W. Michael Kipphut
W. Michael Kipphut,
Senior Vice President — Finance

KEYBANK NATIONAL ASSOCIATION, as Agent and as a Lender
By:	/s/ Jeff Kalinowski
Jeff Kalinowski
Senior Vice President

BNP PARIBAS, as Documentation Agent and as a Lender
By:	/s/ Henry Seth
	Name:	Henry Seth
	Title:	Director

By:	/s/ Mathew Harvey
	Name:	Mathew Harvey
	Title:	Managing Director

ACKNOWLEDGEMENT AND AGREEMENT
     The undersigned consent and agree to and acknowledge the terms of the foregoing Third Amendment Agreement dated as of December 15, 2006. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned shall remain in full force and effect and be unaffected hereby.
     The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of which the undersigned are aware, as of the date hereof, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.
     JURY TRIAL WAIVER. THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

SYKES ENTERPRISES — SOUTH AFRICA		SYKES E-COMMERCE, INCORPORATED

By:	/s/ W. Michael Kipphut	By:	/s/ James T. Holder

	Name: W. Michael Kipphut		Name: James T. Holder
	Title: President		Title: Director

SYKES REALTY, INC.		MCQUEEN INTERNATIONAL INCORPORATED

By:	/s/ James T. Holder	By:	/s/ W. Michael Kipphut

	Name: James T. Holder		Name: W. Michael Kipphut
	Title: Senior Vice President		Title: Director

SYKES GLOBAL HOLDINGS LLC		SYKES LP HOLDINGS LLC

By:	/s/ W. Michael Kipphut	By:	/s/ W. Michael Kipphut

	Name: W. Michael Kipphut		Name: W. Michael Kipphut
	Title: Senior Vice President		Title: Senior Vice President

SCHEDULE 3
PLEDGED SECURITIES

			Pledged
Name of Subsidiary	Jurisdiction	Pledgor	Percentage

Sykes (Bermuda) Holdings Limited	Bermuda	Sykes LP Holdings LLC	65%